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                                                                    EXHIBIT 10.9

                                                                  EXECUTION COPY

                       FOURTH AMENDMENT AND LIMITED WAIVER
                             TO AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT

         THIS FOURTH AMENDMENT AND LIMITED WAIVER TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this "AMENDMENT"), dated as of August 20 2002, is entered into by and among LPAC Corp., a Delaware corporation (the "Seller") as seller, Lennox Industries Inc., an Iowa corporation ("Lennox"), as master servicer, Blue Ridge Asset Funding Corporation, a Delaware corporation ("Blue Ridge"), as purchaser, and Wachovia Bank, National Association (f/k/a Wachovia Bank, N.A.), a national banking association (the "Administrative Agent") as administrative agent. Capitalized terms used and not otherwise defined herein are used as defined in the Agreement defined below.

         WHEREAS, the parties hereto have entered into that certain Amended and Restated Receivables Purchase Agreement, dated as of March 23, 2001 (as amended, supplemented or otherwise modified through the date hereof, the "Agreement");

         WHEREAS, pursuant to that certain Sale and Assignment Agreement (the "Sale and Assignment Agreement"), dated as of August 20, 2002 by and between the Seller and Heatcraft Inc. ("Heatcraft"), the Seller has simultaneously herewith sold all of its right, title and interest to Receivables originated by Heatcraft and arising in connection with the sale of goods or the rendering of services by the Heat Transfer division of Heatcraft, together with all Related Security thereto (collectively, the "Sold Assets"), to Heatcraft;

         WHEREAS, in connection the sale of the Sold Assets, the parties hereto desire to amend the Agreement in certain respects as provided herein;

         NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

         SECTION 1.1 LIMITED WAIVER.

         Pursuant to Section 7.3(a) of the Agreement, the Seller may not, except as otherwise provided therein and in the other Transaction Documents, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create any Lien (other than Permitted Liens) upon or with respect to, any Pool Receivable or any Related Asset, or any interest therein, or any account to which any Collections of any Pool Receivable are sent, or any right to receive income or proceeds from or in respect of any of the foregoing (except, prior to the execution of Lock-Box Agreements, set-off rights of any bank at which any such account is maintained). The Seller hereby requests a waiver of, and the Administrative Agent and the Purchaser hereby agree to waive, compliance with
Section 7.3(a) solely to the extent necessary to consummate the sale of the Sold Assets to Heatcraft pursuant to the Sale and Assignment Agreement, including the release of all right, title and interest of the Seller and Heatcraft in account number 30184182, lockbox number 92207, maintained at The Northern Trust Company, Chicago Illinois.
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         SECTION 1.2 AMENDMENT.

         The Agreement is, as of the Effective Date defined in Section 1.5 hereof, and subject to the satisfaction of the conditions precedent set forth in
Section 1.5 hereof, hereby amended as follows:

         The definition of "Receivable" in Appendix A to the Agreement is hereby amended and restated in its entirety to read as follows:

                  Receivable: Any right to payment from a Person (other than an Affiliate), whether constituting an account, chattel paper, instrument or general intangible and includes the right to payment of any interest or finance charges and other amounts with respect thereto but excluding any right to payment from a Person arising in connection with the sale of goods or the rendering of services by the Heat Transfer division of Heatcraft Inc.

         SECTION 1.3 CERTIFICATION. Each Seller Party herby certifies that:

         (a) Each of the representations and warranties made by it in Article VI of the Agreement, as amended hereby, are true and correct as of the Effective Date of this Amendment; and

         (h) No Liquidation Event or Unmatured Liquidation Event, has occurred and is continuing as of the Effective Date of this Amendment.

         SECTION 1.4 RELEASE.

         Subject to the satisfaction of Section 1.5(c), the Purchaser and the Administrative Agent hereby release, waive and forever discharge any and all right, title and interest in and to the Sold Assets and all related Liens or security interests and hereby agree to execute and deliver UCC-3 partial releases or such other documents as the Seller may reasonably request (including the UCC-3 financing statements attached hereto as Exhibit B) so that the Seller may deliver to Heatcraft good and unencumbered title to the Sold Assets pursuant to the Sale and Assignment Agreement.

         SECTION 1.5 EFFECTIVE DATE. This Amendment shall become effective as of the date first above written (the "Effective Date") on the date on which the Administrator shall have received each of the following:

         (a) a copy of this Amendment, duly executed by each of the parties hereto;

         (b) an Information Package, dated as of August 8, 2002;

         (c) payment in immediately available funds of the amount determined to be due to the Purchaser and the Administrative Agent pursuant to the Information Package delivered in clause (b) above with respect to the conveyance of the Receivables and Related Security contemplated by the Sale and Assignment Agreement by the Seller. The payment of amounts due under this


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clause (c) shall be applied to the reduction of the Invested Amount and the payment of all other fees and amounts then due and owing to the Purchaser and the Administrative Agent, including, without limitation, Earned Discount, and shall not be affected by any right of setoff, counterclaim, recoupment, defense or other right the Seller might have against the Administrative Agent or the Purchaser, all of which rights are hereby expressly waived by the Seller;

         (d) payment of all legal fees and other expenses incurred in connection with this Amendment;

         (e) a copy of the Sale and Assignment Agreement in substantially the form attached hereto as Exhibit A, duly executed by each of the parties thereto;

         (f) a copy of the Lock-Box Termination Agreement in substantially the form attached hereto as Exhibit C, duly executed by each of the parties hereto; and

         (g) such other agreements, instruments, certificates, opinions and other documents as the Administrative Agent may reasonably request.

         SECTION 1.6 REFERENCE TO AND EFFECT ON THE AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be, and any references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be, a reference to the Agreement as amended hereby.

         SECTION 1.7 EFFECT. Except as otherwise amended by this Amendment, the Agreement shall continue in full force and effect and is hereby ratified and confirmed.

         SECTION 1.8 GOVERNING LAW. This Amendment will be governed by and construed in accordance with the laws of the State of New York.

         SECTION 1.9 SEVERABILITY. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

         SECTION 1.10 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   LPAC CORP.,
                                   as Seller


                                   By:    /s/ Carl E. Edwards Jr.
                                      ------------------------------------------
                                   Name:  Carl E. Edwards Jr.
                                   Title: Secretary

                                   LENNOX INDUSTRIES INC.,
                                   as Master Servicer

                                   By:    /s/ Carl Edwards Jr.
                                      ------------------------------------------
                                   Name:  Carl Edwards Jr.
                                   Title: Secretary


                                   BLUE RIDGE ASSET FUNDING CORPORATION,
                                   as Purchaser
                                      by Wachovia Securities, Inc.,
                                         as Attorney-in-Fact

                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   WACHOVIA BANK, NATIONAL
                                   ASSOCIATION, as Administrative Agent


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


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          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   LPAC CORP,
                                   as Seller

                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   LENNOX INDUSTRIES INC.,
                                   as Master Servicer


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:



                                   BLUE RIDGE ASSET FUNDING CORPORATION,
                                   as Purchaser
                                     by Wachovia Securities, Inc.,
                                       as Attorney-in-Fact

                                   By:    /s/ DOUGLAS R. WILSON, SR.
                                      ------------------------------------------
                                   Name:  Douglas R. Wilson, Sr.
                                   Title: Vice President

                                   WACHOVIA BANK NATIONAL ASSOCIATION,
                                   as Administrative Agent


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   LPAC CORP.,
                                   as Seller


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   LENNOX INDUSTRIES INC.,
                                   as Master Servicer


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   BLUE RIDGE ASSET FUNDING CORPORATION,
                                   as Purchaser
                                     by Wachovia Securities, Inc.,
                                       as Attorney-in-Fact

                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   WACHOVIA BANK, NATIONAL ASSOCIATION,
                                   as Administrative Agent


                                   By:     /s/ ELIZABETH R. WAGNER
                                      ------------------------------------------
                                   Name:   Elizabeth R. Wagner
                                   Title:  Director